UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2014

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On May 31, 2014, ARIAD Pharmaceuticals, Inc. (the “Company”) issued the first of four press releases announcing data presented at the 2014 American Society of Clinical Oncology (ASCO) Annual Meeting in Chicago, Illinois. This press release detailed preliminary safety and efficacy data from the discontinued Phase 3 EPIC trial of Iclusig® (ponatinib) vs. imatinib in patients with newly diagnosed chronic-phase chronic myeloid leukemia (CML). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01of this Current Report on Form 8-K.

On May 31, 2014, the Company issued a second press release announcing updated clinical results on its investigational tyrosine kinase inhibitor (TKI), AP26113, in patients with advanced non-small cell lung cancer (NSCLC) from an ongoing Phase 1/2 trial.  These study results show anti-tumor activity of AP26113 in patients with crizotinib-resistant anaplastic lymphoma kinase (ALK) positive NSCLC, including patients with brain metastases.  Crizotinib is approved for ALK-positive NSCLC patients.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01of this Current Report on Form 8-K.

On June 1, 2014, the Company issued a press release announcing data, for the first time, from its Phase 2 trial of Iclusig in adult patients with refractory metastatic and/or unresectable gastrointestinal stromal tumors (GIST). The initial data show that ponatinib has anti-tumor activity in patients with advanced GIST, particularly in patients with KIT exon 11 mutations, after failure of at least one prior TKI.  The primary endpoint for the trial, clinical benefit rate (CBR) at 16 weeks for patients with KIT exon 11 mutations, was 50 percent, with a median follow-up of six months. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 8.01of  this Current Report on Form 8-K.

On June 2, 2014, the Company issued its fourth and final press release from ASCO announcing longer-term follow up from its Phase 1 and pivotal Phase 2 PACE trials of Iclusig in heavily pretreated patients with resistant or intolerant chronic myeloid leukemia (CML) or Philadelphia chromosome-positive acute lymphoblastic leukemia (Ph+ ALL).  The studies now show that, with a median follow-up of 42.5 months for chronic-phase CML (CP-CML) patients in the Phase 1 trial, Iclusig continues to demonstrate anti-leukemic activity in those who had limited treatment options, and that deep and durable responses have been maintained in CP-CML patients in the PACE trial with 87 percent estimated to remain in major cytogenetic response (MCyR) at two years. Longer-term safety data show that careful benefit/risk evaluation should guide the decision to use ponatinib therapy, particularly in patients who may be at increased risk for vascular occlusive events. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference into this Item 8.01of  this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(d)   The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release dated May 31, 2014.

99.2	Press Release dated May 31, 2014.

99.3	Press Release dated June 1, 2014.

99.4	Press Release dated June 2, 2014.

The press releases contain hypertext links to information on our website and/or other websites. The information on our website and any other website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	June 5, 2014

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